Exhibit  99.1




                    AGREEMENT FOR PURCHASE AND SALE OF ASSETS

                                  by and among

                               INVICTA GROUP INC.

                                as the "Buyer",

                                      and
                        JAMAICAN TRAVEL SPECIALIST, INC.
                                as the "Seller"
                              Dated: June 10, 2004




                    AGREEMENT FOR PURCHASE AND SALE OF ASSETS
                    -----------------------------------------



     THIS AGREEMENT FOR PURCHASE AND SALE OF ASSETS ("Agreement") is entered into this 10th day of June 2004, by and among JAMAICAN TRAVEL SPECIALIST, INC. (the "Corporation and/or "Seller"), Denise Frances Peterson and Carolyn Ann
       ----------------------------
Wright, individuals and sole shareholders of the Corporation ( "Seller's Sole Shareholders"), and INVICTA GROUP INC., a Nevada Corporation ("Buyer").
                                                                       -----

                                   BACKGROUND
                                   ----------

     Seller desires to sell, and Buyer desires to purchase, substantially all of the assets of Seller's travel company which, among other things, owns (i) domain names www.jamaicantravel.com and www.caribbeanisles.com; (ii) rights under
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certain  airline  and  hotel  contracts;  (iii)  database of customers and 3,000 travel agents; (iv) tradenames; and (v) telephone numbers (vi) Sabre Pseudo 71X2 ("Business"), on the terms and conditions hereinafter set forth.

                               TERMS OF AGREEMENT
                               ------------------

     In consideration of the mutual covenants, agreements, representations, and warranties contained in this Agreement, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by Seller and Buyer, the parties agree as follows:

     1.     PURCHASE  AND  SALE  OF  ASSETS.
            --------------------------------

          1.1     Purchase  and  Sale.  Subject  to the terms and conditions set
                  -------------------
forth in this Agreement, at the Closing, as hereinafter defined, Seller will transfer, sell, and convey to Buyer, and Buyer will purchase and acquire from Seller, substantially all of the assets (the "Assets") of Seller's Business, free and clear of any and all claims, liens, and encumbrances, except as set forth on Exhibit 1.3 hereto. A detailed list of the Assets to be acquired from
          -----------
Seller  is  set  forth  on Exhibit 1.1 hereto.  Seller retains cash in banks and
                           -----------
accounts  receivable.

          1.2     Title  and Risk of Loss.  Title to the Assets and risk of loss
                  ------------------------
and damage to the Assets on hand on the Closing Date (as hereinafter defined) by casualty (whether or not covered by insurance) or by condemnation or other taking, will remain with Seller until the Closing has occurred and will pass to Buyer only upon the Closing.

          1.3     Assumption  of  Liabilities.  Buyer  shall  not  assume  any
                  ---------------------------
liabilities or obligations of Seller, the Assets, or the Business, except those liabilities or obligations set forth on Exhibit 1.3 attached hereto ("Assumed
                                           -----------
Liabilities").  Except  as  otherwise  set  forth  on  Exhibit  1.3, the Assumed
                                                       ------------
Liabilities shall include only such obligations, duties, and liabilities that are due and payable or required to be performed on or after the Closing Date, but not for or with respect to the period prior to the Closing Date. Except as expressly set forth on Exhibit 1.3, Buyer is not assuming any obligation to pay
                        -----------
for any of the debts, liabilities or obligations of Seller, the Assets, or the Business, whether now or hereafter existing, accrued or contingent, or arising out of or related to consummation of the transactions herein contemplated
(including, without limitation, all taxes of any kind or description and any employee claims). Seller covenants and agrees that Seller shall pay promptly when due or within the ordinary course of business all of the debts, liabilities and obligations relating to the Business and the Assets to all creditors, as of the Closing Date and to all employees for services performed as of the Closing Date, except as otherwise specifically set forth on Exhibit 1.3. Specifically,
                                                      -----------
Seller will keep all furniture and equipment and be responsible for all liabilities including client deposits and Seller's office lease. Notwithstanding the foregoing, Buyer agrees to facilitate Seller's transactions with Sabre, which will result in the termination of Seller's current agreement with Sabre, and release of Seller by Sabre prior to Closing. Moreover, Buyer agrees to obtain a release of Seller for any merchant account agreements prior to use and implementation of said accounts by Buyer. Assumption of Liabilities will be completed thirty (30) days from the execution of this Agreement. Denise Frances Peterson shall remain as the the sole signator on the merchant account.

     2     PURCHASE  PRICE.  As  full  payment  for the sale and transfer of the
           ---------------
Assets, Buyer shall issue and deliver to Seller authorized but unregistered shares of Buyer's common stock, par value $.001 per share, ("Buyer Stock" and, together with the cash payment the "Purchase Price"), as follows:

          2.1     Stock  Payment.  Buyer shall issue to Seller 100,000 shares of
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Buyer  Stock  (the  "Compensation  Stock").  All shares of Compensation shall be fully paid and nonassessable upon issuance. Compensation Stock will be restricted, and will be eligible for piggy-back registration rights on Buyer's next Registration Statement to be filed with the SEC.

          2.2     Earn-Out  Payment.  Buyer  shall pay to Seller for a period of
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twenty  four  (24) months an Earn Out in the amount of three percent (3%) of all monthly Barbados, Antigua, St. Lucia, Grenada, and Jamaica sales (excluding taxes), including overrides. Payment will be made on all travelers that are paid in full, paid 15 days after the close of each month, commencing - July 15, 2004.

          2.3     Bonus.  If  the  Barbados,  Antigua,  St.  Lucia, Grenada, and
                  -----
Jamaica sales (excluding taxes) exceed four million dollars ($4,000,000) during the first 24 months following the Closing, Buyer shall issue to Seller as a bonus additional 50,000 shares of Buyer Stock.

          2.4     Commissions.
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               (i)  The  Buyer  will  pay  Sellers'  employees  hired  by  Buyer according to terms and conditions as negotiated between Buyer and said employees and outside sales representatives.

               (ii) Buyer  will  pay  Seller within ten (10) business days after the Closing an amount equal to 100% of commission received from the travelers listed in Exhibit 2.4 , which include travelers under deposit, travlers having paid in full for future travel, and pending reservations, when the travelers complete their travel

     3.     REPRESENTATIONS  AND  WARRANTIES  OF  SELLER.    Seller  hereby
            ---------------------------------------------
represents  and  warrants  to  Buyer  as  follows:

          3.1 Seller has the right, power, legal capacity, and authority to enter into and perform his obligations under this Agreement, and this Agreement constitutes, and each document or instrument to be executed by pursuant to the terms hereof upon its execution and delivery will have been duly executed and delivered and will constitute, the valid and legally binding obligation of Seller enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, moratorium and other laws relating to creditors' rights generally and the application by a court of general principles of equity.

          3.2     Except as set forth in Exhibit 3.2, Seller is transferring the
                                         -----------
Assets to Buyer free and clear of any and all claims, liens, and encumbrances, and no other person or entity has or will have any right, title, or interest in or to any of the Assets. Except as set forth in Exhibit 3.2, none of the Assets
                                                 -----------
is held under any lease, security agreement, conditional sales contract, or other title retention or security arrangement, or is located other than in the possession of Seller.

          3.3 This Agreement will not result in the violation or breach of any agreement, contract, or indenture to which Selleris a party or by which the Assets are bound; nor is any consent or approval of any person to the consummation of the transactions described herein necessary or required which has not, on or prior to the date hereof, been obtained.

          3.4 Seller has filed or will cause to be filed all federal, state, and local tax returns required by law and (a) has paid all taxes, assessments, and penalties due and payable, including, without limitation, all income, ad valorem, franchise, import duty, sales, use, value added, occupation, withholding (including income, social security, and unemployment compensation taxes), excise and other taxes, (b) there are no present disputes as to taxes of any nature payable by Seller with respect to the Business and the Assets, (c) no agreement for extension of time or waiver of any statute of limitation has been given or is in effect with respect to the assessment or payment of any tax against or by Seller, (d) there is no unpaid tax deficiency that has been assessed or that is proposed, threatened, or in process against the Seller by any taxing authority, and (e) no audit of any tax return of any of the Seller by any taxing authority is pending, in progress, threatened or in process.

          3.5     Exhibit  3.5  to  this Agreement is a schedule of all patents,
                  ------------
trade names, trademarks, service marks, copyrights, and their registrations owned by Seller or in which they have any rights or licenses, together with a brief description of each and a listing of which, if any, are pledged as collateral. None of the Seller has infringed, and is not now infringing, any trade name, trademark, trade dress, service mark, or copyright belonging to any other person, firm, or corporation. Except as set forth on Exhibit 3.5, Seller
                                                             -----------
is not a party to any license, agreement, or arrangement, whether as licensor, or otherwise, with respect to any trademarks, service marks, trade names, copyrights, or applications for them. Seller owns, or holds adequate licenses or other rights to use all trademarks, service marks, trade names, and copyrights necessary for the Business as now conducted by him (including, without limitation, those listed in Exhibit 3.5, and that use does not, and will
                                    -----------
not, nor has anyone asserted that it does, conflict with, infringe on, or otherwise violate any rights of others.

          3.6     Exhibit  3.6  to  this  Agreement is a true and complete list,
                  ------------
without extensive or revealing descriptions, of Seller's trade secrets, including secret processes, customer lists, know-how, and other data with respect to the Business and the Assets. The specific location of each trade secret's documentation, including its complete description, specifications, procedures, and other material relating to it, is also set forth with it in that exhibit. Each trade secret's documentation is current, accurate, and sufficient in detail and content to identify and explain it, and to allow its full and proper use by Buyer without reliance on the special knowledge or memory of others. Seller is the sole owner of each of these trade secrets, free and clear of any liens, encumbrances, restrictions, or legal or equitable claims of others. Seller has taken all reasonable security measures to protect the secrecy, confidentiality, and value of these trade secrets. Any of Seller's employees and any other persons who, either alone or in concert with others, developed, invented, discovered, derived, or designed these secrets, or who have knowledge of or access to information relating to them, have been put on notice and, if appropriate, have entered into agreements that these secrets are proprietary to Seller and not to be divulged or misused. All these trade secrets are presently valid and protectible and are not part of the public knowledge or literature nor, to Seller'sknowledge, have they been used, divulged, or appropriated for the benefit of any past or present employees or other persons, or to the detriment of Seller.

          3.7 Sellerhas good and marketable title to all of the Assets and interest therein, whether real, personal, mixed, tangible, or intangible. All Assets that are tangible personal property are in good operating condition and repair, ordinary wear and tear excepted. No employee of Seller, nor any spouse, child, or other relative of any of these persons, owns, or has any interest, directly or indirectly, in any of the Assets.

          3.8 Sellerhas furnished to Buyer true and correct copies of all of Seller's contracts concerning or affecting the Business or the Assets. There is no default or event that, with notice or lapse of time, or both, would constitute a default by any party to any of these agreements. Sellerhas not received notice that any party to any of these agreements intends to cancel or terminate any of these agreements or to exercise or not exercise any options under any of these agreements. Seller is not a party to, nor is it or any of its property bound by, any agreement that is materially adverse to the Business, or the properties, or financial condition of Seller.

          3.9 Sellerhas complied with, and is not in violation of, applicable federal, state, or local statutes, laws, regulations, and decrees (including without limitation, any applicable environmental, safety and health, building, zoning, or other law, ordinance, or regulation) affecting the Assets or the operation of the Business.

          3.10 There is no suit, action, arbitration, or legal, administrative, or other proceeding or governmental investigation pending or threatened against or affecting Seller or any of the Assets, or any judgment existing, or any threatened or anticipated claims or liabilities of any nature, absolute, contingent or otherwise, which directly or indirectly relate to or impact the Assets or the Business, or which might prevent, impede or impair the transfer, delivery or use of the Assets. Selleris not presently engaged in any legal action to recover monies due to it or damages sustained by Seller.

          3.11 The consummation of the transactions contemplated by this Agreement will not constitute an event that would permit any party to terminate any agreement or to accelerate the maturity of any indebtedness or other obligation of Seller.

          3.12 None of the representations and warranties made by Seller, or made in any certificate or memorandum furnished or to be furnished by Seller, or on Seller's behalf, contains or will contain any untrue statement of a material fact, or omit any material fact the omission of which would be misleading. There is no fact known to Seller which might adversely affect, or in the future may adversely affect, the Business or any of the Assets, which has not been disclosed to Buyer in writing.

          3.13    Exhibit  3.13 to this Agreement sets forth  the Balance Sheets
                  -------------
of Seller respecting the Business for the fiscal year ended December 31, 2003, 12/31/02 and for the interim period ending March 31, 2004, and the related statements of Income and Retained Earnings for the Business as of and for the same periods. These financial statements are herein referred to as the "Financial Statements." The Financial Statements fairly present the financial condition of the Business as of the respective dates of the Financial Statements and the results of its operations. Seller maintains in his files copies of all records and documents relating to all income tax returns of the Business since its date of inception.

          3.14    Except  as  set  forth in Exhibit 3.14,  since March 31, 2004,
                                            ------------
there  has  not  been  any:

               (i) transaction by Seller except in the ordinary course of business;

               (ii) capital  expenditure  by  Seller;

               (iii)material,  adverse  change  in  the  financial  condition, liabilities, assets, business, or prospects of Seller, the Business;

               (iv) destruction,  damage  to,  or  loss  of  any  of  the Assets
                    (whether or not covered by insurance) that materially or adversely affects the financial condition, business, or prospects of Seller or the Business;

               (v) labor trouble or other event or condition of any character materially or adversely affecting the financial condition, business, assets, or prospects of Seller or the Business;

               (vi) change  in  accounting  methods  or  practices  (including, without limitation, any change in depreciation or amortization policies or rates) by Seller;

               (vii)revaluation  by  Seller  of  any  of  the  Assets;

               (viii)increase in the  salary or other compensation payable or to become payable by Seller to any of its employees or the declaration, payment, or commitment or obligation of any kind for the payment, by Seller, of a bonus or other additional salary or compensation to any such person, except for changes in the ordinary course of the Business;

               (ix) sale  or  transfer  of  any  of  the  Assets,  except in the ordinary  course  of  business;

               (x) amendment or termination of any oral or written material contract, agreement, or license to which Seller is a party and by which Seller, the Assets or the Business is bound, except in the ordinary course of business;

               (xi) loan  by  Seller  to  any  person  or entity, or guaranty by
                    Seller  of  any  loan;

               (xii)waiver  or  release  of any right or claim of Seller, except in  the  ordinary  course  of  business;

               (xiii)other  event  or  condition  of  any  character that has or might reasonably have a material or adverse effect on the financial condition, business, assets, or prospects of Seller, the Assets or the Business;

          3.15 Since March 31, 2004, there has not been any change in the financial condition or operations of the Business, except changes in the ordinary course of business, which changes have not in the aggregate been materially adverse.

          3.16    Exhibit  3.16  to  this  Agreement  is a complete and accurate
                   -------------
schedule  describing  and  specifying  the  location  of  all  of  the  Assets.

          3.17    Exhibit  3.17  to  this  Agreement  is a complete and accurate
                   -------------
schedule of the accounts receivable of the Business together with an accurate aging of these accounts. These accounts receivable, and all accounts receivable of the Business created after that date, arose from valid sales in the ordinary course of business. These accounts are collectible at their full amounts and are not pledged as collateral.

          3.18    Exhibit  3.18  to  this  Agreement  is a complete and accurate
                   -------------
schedule of the accounts payable of the Business. All such accounts payable are current in their respective payment cycles and are not delinquent or in default.

          3.19    Exhibit  3.19  to  this  Agreement  is  a  description  of all
                   -------------
insurance policies held by Seller concerning the Business and the Assets. All of these policies are in the respective principal amounts set forth in Exhibit
                                                                         -------
3.19.  Seller  has  maintained  and  now  maintains  (a) insurance on all of the
----
Assets of a type customarily insured, covering property damage and loss of income by fire or other casualty, and (b) adequate insurance protection against all liabilities, claims, and risks of the Business against which it is customary to insure. Each of the insurance policies referred to in Exhibit 3.19 is in
                                                              ------------
good standing, and the premiums with respect thereto fully paid through the dates indicated thereon.

          3.20 All licenses and permits issuable by any governmental authority necessary for or used in connection with the operation of the Business or the ownership, possession, and use of the Assets, have been duly and validly issued and are in full force and effect. Sellerhas not committed any act or failed to act in a manner or under circumstances which could result in the revocation or suspension of any such licenses or permits or in any other disciplinary action relating thereto. No one has claimed and Seller has not received any notice that it has committed any such act or failed to so act. The consummation of the transactions provided for in this Agreement will not impair or adversely affect any of the rights, powers, or privileges granted pursuant to any such licenses or permits.

          3.21 No consent, approval, or authority of any nature, or other formal action, by any person, firm, or corporation, or any agency, bureau, or department of any government or any subdivision thereof, is required in connection with the execution and delivery of this Agreement by Seller and the consummation by Seller of the transactions provided for herein.

     4.     BUYER'S  REPRESENTATIONS  AND WARRANTIES.  Buyer  represents  and
            -----------------------------------------
warrants  as  follows:

          4.1 Buyer is a corporation duly organized and validly existing under the laws of the State of Nevada.

          4.2 Buyer has the right, power, legal capacity, and authority to enter into and perform its obligations under this Agreement, and this Agreement constitutes, and each document or instrument to be executed by Buyer pursuant to the terms hereof upon its execution and delivery will have been duly executed and delivered and will constitute, the valid and legally binding obligation of Buyer enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, moratorium and other laws relating to creditors' rights generally and the application by a court of general principles of equity.

          4.3 None of the representations and warranties made by Buyer in this Agreement contains or will contain any untrue statement of a material fact, or omit any material fact the omission of which would be misleading.

     5.     SELLER'S'  OBLIGATIONS  BEFORE  CLOSING.  Seller covenant and agrees
            ----------------------------------------
that,  from  the  date  of  this  Agreement  until  the  Closing  Date:

          5.1 Buyer and Buyer's counsel, accountants, and other representatives shall have full access to all properties, books, accounts, records, contracts, and documents of or relating to Seller, the Business, and the Assets. Seller shall furnish or cause to be furnished to Buyer and its representatives all data and information concerning Seller, the Business, and Assets that may be requested by Buyer. Buyer, at its cost, shall have the right to cause its agents to conduct such appraisals, valuations, reviews and investigations as Buyer deems necessary or advisable, including an audit of the financial condition and results of operations of Seller, the Business and the Assets. If Buyer's audit reveals a material discrepancy or misstatement in any of Seller' Financial Statements, then, at Buyer's option, an appropriate adjustment shall be made to the terms of this Agreement or the Purchase Price, or Buyer shall have the option to terminate this Agreement without liability to Seller.

          5.2 Seller will carry on the Business diligently and in substantially the same manner as it previously has been carried out and shall not make or institute any unusual or novel methods of manufacture, service, purchase, sale, lease, management, accounting, or operation that will vary materially from those methods used by Seller in the Business as of the date of this Agreement.

          5.3 Seller will use their best efforts to preserve the Assets and Business intact (including, without limiting the generality of the foregoing, preserving any confidential information and trade secrets), to keep available and on payroll its present employees, and to preserve his present relationships with suppliers, customers, government officials, and others having business relationships with him respecting the Business.

          5.4 Seller will continue to carry the existing insurance on the Business and Assets.

          5.5 Seller shall not modify, amend, cancel, or terminate any of the existing contracts or agreements of the Business, or agree to do any of those acts without Buyer's prior written permission.

          5.6 Seller shall not: (a) transfer, sell, assign, or otherwise dispose of any of the Assets other than in the ordinary course of the Business;
(b) create, incur, assume, or suffer to exist upon any of the Assets any liens, claims, encumbrances, or security interests whatsoever; or (c) create, incur, assume, or suffer to exist any indebtedness, liability, or obligation in the Business except liabilities created prior to the date hereof and disclosed herein and except current liabilities incurred in the ordinary course of business.

          5.7     Seller  shall  do  all  of  the  following:

               (a) do or cause to be done all things necessary to preserve and keep in full force and effect the existence of the Business and all franchises, rights, and privileges necessary for the conduct of the Business, including, without limiting the generality of the foregoing, all licenses and permits, and comply with the requirements of all applicable laws and all rules, regulations, and orders of all regulatory agencies and authorities having jurisdiction over the Business and Assets;

               (b) pay and discharge, or cause to be paid and discharged, all lawful taxes, assessments, and governmental charges or levies imposed upon the Business or Assets or upon the income or property of the Business, prior to the date upon which penalties attach thereto;

               (c) promptly notify Buyer in writing of any threatened investigation, action, suit, or proceeding, and of any investigation, action, suit, or proceeding commenced against the Business or Assets before any court or any governmental department, commission, board, bureau, agency, or instrumentality; and

               (d) refrain from doing any act or omitting to do any act, or permitting any act or omission to act, which will cause a breach of any of the contracts, commitments, or obligations affecting the Business or Assets.

     6.     CONDITIONS  PRECEDENT  TO  BUYER'S  PERFORMANCE.  The  obligation of
            -----------------------------------------------
Buyer to purchase the Assets under this Agreement is subject to the satisfaction, at or before the Closing, of all the conditions set out below, in Buyer's sole discretion. Buyer may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Buyer of any other condition or of any of its other rights or remedies, at law or in equity, if Seller shall be in default of any of its representations, warranties, or covenants under this Agreement.

          6.1 All representations and warranties by Seller in this Agreement or in any Exhibit or any written statement that shall be delivered to Buyer by Seller in connection with this Agreement shall be true in all material respects on and as of the Closing Date as though made at that time.

          6.2 Seller shall have substantially performed, satisfied, and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by Seller on or before the Closing Date.

          6.3 During the period from the date of this Agreement to the Closing Date, there shall not have been any material adverse change in the Business, and there shall not have been any material loss or damage to the Assets, whether or not insured, that materially affects the conduct of the Business.

          6.4 No action, suit, or proceeding before any court or any governmental body or authority which, in the opinion of Buyer's counsel pertains to the transaction contemplated by the Agreement or to its consummation, shall have been instituted or threatened on or before the Closing Date.

          6.5 All necessary agreements and consents of any parties to the consummation of the transactions contemplated by this Agreement, or otherwise pertaining to the matters covered by it, shall have been obtained by Seller and delivered to Buyer, subject to the approval of Buyer.

          6.6 The form and substance of all Exhibits to be provided hereunder, certificates, instruments, opinions, and other documents delivered to Buyer under this Agreement shall be reasonably satisfactory in all respects to Buyer and its counsel.

          6.7 Buyer shall have received a bill of sale, assignment, and other documents of transfer satisfactory to Buyer and its counsel transferring title and ownership of the Assets to Buyer.

          6.8 Buyer shall be satisfied, in its sole discretion, with its due diligence examination of the Business and the Assets and that the representations and warranties of Seller are materially accurate.

          6.9 The Assets and Business shall not have been adversely affected in any material way, whether by fire, casualty, act of God, governmental action, or otherwise, nor shall there have been any other changes that would have a material adverse effect on the value or transferability of the Assets or Business, it being the understanding of the parties that all risk of loss for damage, destruction, or loss to the Assets and Business shall be and remain with Seller until the Closing Date and the completion of the transfer of the Assets to Buyer.

          6.10 Buyer shall be satisfied, in its sole discretion, with the results of the independent audit of the Assets and Business conducted by Buyer's auditors.

          6.11 Buyer shall -enter into an employment agreement with Denise Frances Peterson as Director of the Caribbean Division of Invicta Travel Group operating under the name of Caribbean Travel Specialists, and pay her an initial annual salary of $38,400/year for the initial period of two (2) years. After three months, the parties agree to negotiate salary. Benefits will include full medical, dental, and vision for Ms. Peterson, and her minor son, four (4) weeks annual vacation, paid holidays, sick leave for the management and operation of the Business as further developed by Buyer. At present, Buyer agrees to retain Lois Walker at the current salary of $2,000/month and $500/month expense reimbursement for use of her home as an office and Protour Administration, and Sonia Burke at $12/hour based upon a 40 hour workweek, no employment contracts will be issued for Ms. Walker or Ms. Burke.

          6.12 Buyer shall have received from counsel for Seller an opinion dated the Closing Date, in form and substance satisfactory to Buyer and its counsel, that:

               (a) Seller has all necessary authority to own the Assets as now owned and to operate the Business as now operated;

               (b) To the best of counsel's knowledge, Seller's Sole Stockholders and spouses with community property interest are the owners of the Assets, free and clear of any and all claims, liens, and encumbrances (except as set forth on
                    Exhibit  1.3 hereto), and Seller have full power to transfer
                    ------------
                    the Assets to Buyer without obtaining the consent or approval of any other person, entity, or governmental authority;

               (c) Sellerdoes not own, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, business, trust, or other entity relevant to this transaction, except Seller's sole stockholders own an interest in Rondel Village, Negril, and Luxor Corporation;

               (d) this Agreement, upon execution by Seller, will be validly executed and valid and binding on Seller and enforceable in accordance with its terms, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

               (e) counsel does not know of any suit, action, arbitration, or legal, administrative, or other proceeding, or governmental investigation pending or threatened against or affecting Seller or any of the Assets, the Business, or its properties or financial or other condition;

               (f) neither the execution nor delivery of this Agreement nor the consummation of the transactions contemplated in this Agreement will constitute, to the best of counsel's knowledge based upon reasonable investigation: (i) a default or an event that would, with notice or lapse of time or both, constitute a default under, or violation or breach of, any indenture, license, lease, franchise, mortgage, instrument, or other agreement to which Seller is a party or by which Seller or the Assets may be bound, or (ii) an event that would permit any party to any agreement or instrument that has been submitted to counsel for review to terminate it or to accelerate the maturity of any indebtedness or other obligation of Seller, or (iii) an event that would result in the creation or imposition of any lien, charge, or encumbrance on any Asset;

               (g) on the transfer and delivery of the Assets to Buyer in accordance with this Agreement, Buyer will become the owner of all of the Assets free and clear of any and all liens, encumbrances, pledges, claims, charges, and security interests, except as set forth on Exhibit 1.3; and
                                                            ------------

               (h) there is no "bulk sales" requirement to be complied with under applicable law or fraudulent transfer issue pursuant to applicable law with respect to the transfer and sale of the Assets of Buyer.

     7.     THE  CLOSING.
            -------------

          7.1 The closing of this transaction (the "Closing"), upon satisfaction of all conditions and covenants, will take place on June 10th , 2004 ("Closing Date"). The parties, by mutual agreement, may establish an earlier or later Closing Date. The Closing shall take place at a location reasonably designated by Buyer.

          7.2 At the Closing, Seller shall deliver to Buyer physical possession and control of the Assets and the following instruments, in form and substance satisfactory to Buyer and its counsel:

               (a) a bill of sale absolute, assignments of contracts or other intangible rights, and such other documents necessary to transfer all title and ownership interest in the Assets to Buyer;

               (b) all financial records pertaining to the Business, except tax records related to the Seller Corporation; and

               (c) all other previously undelivered documents, instruments, and writings required to be delivered by Seller at or prior to the Closing pursuant to this Agreement or as otherwise required by Buyer in connection herewith.including:; Sabre Pseudo 71X2 will be transferred to Buyer.

          7.3 At the Closing, Buyer shall deliver or cause to be delivered to Seller the shares of Compensation Stock, and an employment agreement to the satisfaction of Denise Frances Peterson and counsel.

          7.4 At the Closing, Seller and Buyer shall mutually agree to the allocation of the Purchase Price to the Assets and shall complete and timely file all necessary federal and state tax forms consistent with such allocation as follows: $80,000 to goodwill, $80,000 to covenant not to compete of Denise Frances Peterson and Carolyn Ann Wright, $20,000 to customer database, and any remainder to the covenant not to compete.

     8.     POST-CLOSING  COVENANTS.  Seller agrees not to divulge, communicate,
            -----------------------
use to the detriment of Buyer or Buyer or for the benefit of any other person or persons, or misuse in any way any confidential information or trade secrets of the Business, including personnel information, processes, know-how, customer lists, or other data. In addition, Seller shall maintain its product liability insurance on the Business for a reasonable period of time after the Closing until Buyer is able either to assume such insurance or obtain suitable replacement coverage.

     9.     PUBLICITY.  All  notices  to  third  parties and all other publicity
            ---------
concerning the transactions contemplated by this Agreement shall be planned, coordinated, and made solely by Buyer with Seller's consent as to the contents of announcements. Seller may not make any announcement or undertake any publicity concerning this transaction without Buyer's prior, written consent.

     10.    COSTS.
            ------

          10.1 Each of the parties represents and warrants that Seller has dealt with a broker Innovative Acquisitions, Inc. in connection with this transaction contemplated by this Agreement, and, insofar as it knows, the broker is entitled to commission and is the responsibility of the Seller. Seller and Buyer each agree to indemnify and hold harmless one another against any loss, liability, damage, cost, claim, or expense incurred by reason of any brokerage commission or finder's fee alleged to be payable because of any act, omission, or statement of the indemnifying party.

          10.2 Except as otherwise set forth in this Agreement, each of the parties shall pay all costs and expenses incurred or to be incurred by it in negotiating and preparing this Agreement and in closing and carrying out the transactions contemplated by this Agreement, including attorneys' fees and due diligence expenses.

     11.    FORM  OF  AGREEMENT.
            --------------------

          11.1 The subject headings of the Sections and paragraphs of this Agreement are included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

          11.2 This Agreement, together with the Exhibits hereto, constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by all the parties. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions of this Agreement, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

          11.3 This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. Signatures by facsimile transmission shall be acceptable as original signatures.

          11.4 Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and permitted assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over against any party to this Agreement.

          11.5 This Agreement shall be binding on, and shall inure to the benefit of, the parties to it and their respective heirs, legal representative, successors, and permitted assigns.

          11.6 If any part of this Agreement is contrary to, prohibited by, or deemed invalid under any applicable law or regulation, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given full force and effect so far as possible.

          11.7 This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without regard to Florida's choice of law decisions.

          11.8 All exhibits to this Agreement shall be satisfactory in both form and substance to Buyer and its counsel. In addition, copies of all relevant agreements relating to the information described on the Exhibit shall be attached to such Exhibit.

     12.    NATURE  AND  SURVIVAL  OF  REPRESENTATIONS  AND  OBLIGATIONS.  All
            -------------------------------------------------------------
representations, warranties, covenants, and agreements of the parties contained in this Agreement, or in any instrument, certificate, opinion, or other writing provided for in it, shall survive the Closing for a period of three (3) years.

     13.    NOTICES.  All notices, requests, demands,  and  other communications
            --------
under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service. Notices may be served (i) personally on the party to whom notice is to be given, (ii) by first class mail, registered or certified, postage prepaid, or (iii) by international express courier (such as Federal Express), and properly addressed as follows:

     IF  TO  SELLER  :        JAMAICAN  TRAVEL  SPECIALIST,  INC.
                              33576  Alvarado  Niles  Rd.
                              Union  City,  CA.  94587
                              Frances  Peterson
                              Tel:  510-489-9553


     With  a  copy  to
     Seller's  attorney:      Rose  A.  Hach  ,  Attorney  at  Law
                              3050  Post  Oak  Blvd.,  Suite  1690
                              Houston,  Texas  77056
                              Voice#  713.621.7253
                              Fax#  713.871.2044
                              Email:  Hachelaw@aol.com

     IF  TO  BUYER:           INVICTA  GROUP  INC.
                              9553  Harding  Avenue
                              Miami  Beach,  Florida  33154
                              Bill  Forhan
                              Tel:  954  784  8280

     With  a  copy  to
     Buyer's  attorney:       J.  Bennett  Grocock,  Esquire
                              255  South  Orange  Ave;  Suite  1201
                              Orlando,  Florida  32801

     14.    REMEDIES.
            ---------

          14.1 If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorney's fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

          14.2 If Seller fails to perform any of the covenants to this Agreement or if all of the conditions precedent set forth in Article 6 are not satisfied, Buyer, at its option, may terminate this Agreement without any liability to Seller, or Buyer shall have the right of specific performance as hereinbefore set forth.

     15.    INDEMNIFICATION.
            ----------------

          15.1 Seller's Indemnification. Subject to all terms and conditions of this Section, hereby agree to indemnify, defend, and hold harmless Buyer from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses, including, without limitation, interest, penalties, attorneys' fees and expenses (collectively, "Damages"), asserted against, resulting to, imposed upon or incurred by Buyer by reason of or resulting from (i) liabilities or obligations of, or claims against, Seller, the Business, or Assets (whether absolute, accrued, contingent or otherwise), existing as of the Closing Date or arising out of facts or circumstances existing at or prior thereto (excluding only those specific liabilities and obligations expressly assumed by Buyer as set forth in Exhibit 1.3) whether or
                                                         -----------
not such liabilities or obligations were known at the time of the Closing; (ii) a breach of any representation, warranty, or agreement of Seller contained in or made pursuant to this Agreement or any facts or circumstances constituting such a breach; or (iii) any tax or related claim asserted against Buyer with respect to any taxes relating to the operations or properties of Seller on or prior to the Closing Date (collectively, "Claims"). Such right of indemnification shall include the right of Buyer to rescind the purchase of the Assets and recover the full purchase price paid for them together with all costs, expenses, and attorney and accounting fees incurred in connection with the examination of Seller and the Assets and the negotiation and consummation of the transaction contemplated by this Agreement, and/or to offset the damages or amounts of the Claims against amounts owed Seller pursuant to the Compensation Stock by effecting a reduction in the number of shares of Compensation Stock equal to the value of the offset. In the event that the foregoing right of setoff is insufficient to compensate Buyer for losses or damages incurred or monies so paid out, Seller agrees to indemnify and hold harmless Buyer from and against any and all other amounts, damages, or losses paid or suffered by Buyer from any such occurrence, including reasonable attorneys' fees and related expenses.

          15.2.    Buyer's  Indemnification.  Subject  to  all  terms  and
                   ------------------------
conditions of this Section, Buyer hereby agree to indemnify, defend, and hold harmless Seller from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses, including, without limitation, interest, penalties, attorneys' fees and expenses (collectively, "Damages"), asserted against, resulting to, imposed upon or incurred by Seller by reason of or resulting from (i) liabilities or obligations of, or claims against, Buyer, the Business, or Assets (whether absolute, accrued, contingent or otherwise), existing as of or after the Closing Date or arising out of facts or circumstances existing at or prior thereto (including those specific liabilities and obligations expressly assumed by Buyer as set forth in Exhibit 1.3) whether or not such liabilities or obligations were known
          -----------
at the time of the Closing; (ii) a breach of any representation, warranty, or agreement of Buyer contained in or made pursuant to this Agreement or any facts or circumstances constituting such a breach; or (iii) any tax or related claim asserted against Seller with respect to any taxes relating to the operations or properties of Buyer on or after the Closing Date (collectively, "Claims"). Such right of indemnification shall include the right of Seller to rescind the purchase of the Assets and recover the balance due pursuant to this Agreement, and the Employment Agreement of Denise Frances Peterson, together with all costs, expenses, and attorney and accounting fees incurred in connection with the examination of Buyer and the Assets and the negotiation and consummation of the transaction contemplated by this Agreement. Buyer agrees to indemnify and hold harmless Seller from and against any and all other amounts, damages, or losses paid or suffered by Seller from any such occurrence, including reasonable attorneys' fees and related expenses.


     16.    TERMINATION  OF  AGREEMENT.  This  Agreement may  be terminated only
            --------------------------
upon  the  occurrence  of  the  following:

               (a)  by  mutual  written  agreement  of  Seller  and  Buyer;

               (b) by Buyer, on or before the Closing Date, if any of the conditions provided in Section 6 of this Agreement have not been met and have not been waived in writing by Buyer prior to such date or if any of the representations or warranties of Seller are determined to have been materially false; or

               (c) by Buyer if there has been a material and non-curable violation or breach by Seller of any of the material agreements contained in this Agreement which have not been waived in writing by Buyer; or

               (d) by Buyer if Seller fails to enter into an mutally agreeable Employment Agreement with Denise Frances Peterson for the operation of the Business as developed by Buyer upon and after Buyer's acquisition of the Assets.

     17.    PERSONAL  PROPERTY  TAXES.  Seller  shall  pay a pro rata portion of
             -------------------------
any tangible or intangible personal property taxes which have or will become due on the Assets during the current tax year. Such proration shall be as of the Closing Date.

     18.    NONCOMPETITION  AND  NONINTERFERENCE.
             ------------------------------------

          18.1 For a period of three (3) years after the Closing Date, Seller's Sole Shareholders for themselves and their employees, affiliates and agents (collectively, "Restricted Parties"), except in affiliation with Buyer, or as approved by Buyer, and Buyer understands and agrees Carolyn Ann Wright shall continue in her position as General Manager of Rondel Village, Negril, Jamaica, shall not engage, directly or indirectly, whether as owner, partner, employee, officer, director, joint venturer, consultant, or shareholder (except for the ownership of not more than 1% of the outstanding securities of a corporation whose securities are actively traded on a national securities exchange), nor lend assistance (financial or otherwise) or cooperation to anyone else, anywhere in the State of Florida, to an agreement with Buyer.

          18.2    During  the  term  of this Agreement  and for a period of five
(5) years after any termination of this Agreement, Restricted Parties shall not:

               (a) purposefully interfere or attempt to interfere with any of the contracts (regardless of whether these contracts are in writing or verbal) or business relationships or advantages of Seller or the Business existing and in effect as of the Closing Date;

               (b) solicit for employment, either directly or indirectly, for Restricted Parties or for another, any of the technical or professional employees employed by the Buyer at the Closing Date or at any time thereafter;

               (c) purposefully interfere with the business relationship of or solicit the business or orders of a customer or supplier of the Seller existing as of the Closing Date; or

               (d) use the Seller's internal business or operations data or information in a damaging or derogatory manner that would potentially hinder the Buyer's business.

          18.3 In the event of any breach of the provisions of this Article 18, Buyer shall have any or all of the following remedies:

               (a) to obtain an injunction from a court of competent jurisdiction to enjoin Restricted Parties' wrongful conduct;

               (b)  to  recover  damages  from  Restricted  Parties;

               (c)  to set off damages against amounts Buyer may owe Seller; and

               (d) to recover all of its expenses and costs, including attorneys' fees. DROP

     19.    DEFAULT  BY  BUYER.  In  the  event  of  default  by  Buyer  due  to
            ------------------
non-payment, Seller shall have the option to regain possession, ownership, and control of the Assets of Jamaican Travel Specialist, Inc., including but not limited to rights to deposits and group commissions sold pursuant to this Agreement. Buyer agrees to exercise best efforts to revert ownership of said
Assets in order to effect such termination. All right, title, and interest in the names and domains transferred to Buyer pursuant to this Agreement will revert to Seller, deposits, commissions due from vendors , accounts receivable shall be delivered to Seller, and the Covenant Not To Compete of Sole Shareholders contained in Article 18 of this Agreement shall be deemed void.

     20.    SELLER'S  RIGHT TO AUDIT. Seller, at its cost, shall have the  right
            ------------------------
to cause its agents to conduct such an audit of Buyer's financial records relevant to the Earn-out, and if it's audit reveals a material discrepancy or misstatement in any of Buyer's payments to Seller, then, an appropriate adjustment shall be made by payment to Seller, or Seller shall have the option to terminate this Agreement without liability to Seller.

     21.    CONDUCT  OF  BUSINESS DURING EARN-OUT PAYMENT PERIOD.   Buyer agrees
            ----------------------------------------------------
that for (24) twenty four months after the Closing Date, during the Earn-Out payment period, the Business will be conducted as follows:

               (i) Buyer will use best efforts to preserve the Business and its clientele intact, and to maintain Seller's 800 number(s) andother telephone and facsimile number(s);

               (ii) Buyer  will  not  commit  any  act  or  omission  which will endanger  the  status  of  Buyer's appointment by ARC and/or
                    IATAN  as  an  authorized  travel  agency.

               (iii)Buyer  agrees  that  Seller  will  remain  in control of its airline plates and ticket stock pursuant to the rules of ARC until the ARC Closing Date;

               (iv) Buyer  shall protect Seller's travel agency business assets, including but not limited to airline plates, validators, and tickets, from misuse, theft, damage or destruction and agrees to indemnify Seller from and against any and all losses and expenses incurred by Seller from the damage, destruction, misuse, theft or any other cause of loss of such assets.

               (v) Buyer and Seller agree that Seller's current employees hired by Buyer will not be dismissed until receipt of ARC change of ownership approval without the prior consent of Seller.

               (vi) Seller  will  be  responsible  for  ARC  debit  memos  (for travelers through June 10,2004) that may become a cost in the future, and any refunds prior to June 10 will remain the property of Seller.

     22.    ARC  AND  IATAN  TRANSFERS.
            --------------------------
               (i)  FILING WITH ARC AND IATAN. Following twenty (20) days of the
                    -------------------------
                    execution of this Asset Purchase Agreement, Buyer and Seller shall file the requisite change of ownership applications with ARC (Type IV or V) and IATAN. Buyer understandsthat Seller's ARC bond terminated on June 1, 2004, and has agreed to provide the additional financial support either by letter of credit, bond, or under its' own bond in order to maintain the number held by Luxor Travel, Inc., if acceptable to ARC. Buyer shall pay all the requisite application fees. Buyer further agrees to diligently pursue any procedures and to furnish all information that may be required for approval by either ARC or IATAN. Seller agrees to provide, immediately upon Buyer's request, all of such information and documenta-tion required of it for such approval. Buyer and Seller agree to use their best efforts to expedite such filings and completion of the approval process. Buyer agrees to promptly provide and maintain all information, financial means, capitalization and personnel require-ments necessary to obtain approval as an ARC and IATAN travel agency. In the event that change of ownership approval by ARC is not received by November 30, 2004, then the parties agree that the Seller has the right to terminate this Agreement, and this Agreement will continue. Buyer agrees to provide a Certified Agent Specialist.

               (ii) AGREEMENTS  PRIOR  TO  ARC APPROVAL. DENISE FRANCES PETERSON
                    -----------------------------------
                    SHALL REMAIN IN CONTROL OF THE ARC AND IATAN NUMBERS, AIRLINE PLATES, TICKET STOCK, AND TICKETING, AND ANY AND ALL BANK ACCOUNTS. Buyer shall deliver to Seller by Noon on Wednesday of each week throughout such period, a copy of the ARC Sales Report generated by Buyer, reflecting all airline sales for the previous week and prepared as of the close of business on Sunday of each such week. Buyer shall permit Denise Frances Peterson, Lois Walker, and Sonia Burke, or any other designated representa-tive of Seller to prepare the weekly ARC Sales Report. It is agreed that Lois Walker and Sonia Burke are to be retained as employees of Buyer until the receipt of the change of ownership letter.

               (iii)REMOVAL OF ASSETS.  Buyer  shall not, without the consent of
                    -----------------
                    Seller, which consent shall not be unreasonably withheld, remove from the Seller's business premises any assets or inventory used in it, except in the normal course of its business;





                            [Signatures on next page]

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.



                               BUYER:

                               INVICTA  GROUP  INC.


                          By:  /s/  William  Forhan
                               --------------------
                               William  Forhan,  President


                               SELLER'S  SOLE  SHAREHOLDERS



                               Denise  Frances  Peterson,  Sole  Shareholder

                               ____________________________________
                               Thomas  Peterson,
                               Spouse  of  Denise  Frances Peterson



                               Carolyn  Ann  Wright,  Sole  Shareholder


                               SELLER:
                               JAMAICAN TRAVEL SPECIALIST, INC.



                          By:  /s/  Denise  Frances  Peterson
                               ------------------------------
                               Denise  Frances  Peterson,  President



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